FORM 8-K
                           _____________

                   SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549






            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):August 25, 1996


                  Bear Stearns Mortgage Securities Inc.
         Mortgage Pass-Through certificates, Series 1996-3
         (Exact name of registrant as specified in its charter)



          Delaware               33-44658          13-3633241
(State or other juris-         (Commission     (IRS Employer
diction of incorporation)      File Number)    Identification No.)




  245 Park Avenue, New York, New York               10167
(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code: (212) 272-2000


                        Not Applicable
(Former name or former address, if changed since last report.)

Item 5.   Other Events.


1.A distribution was made to the Certificateholders of the Bear Stearns Mortgage Securities, Inc. Mortgage Pass-Through Certificates,Series 1996-3, on August 25, 1996. The distribution was made pursuant to the provisions of a Pooling and Servicing
Agreement dated June 28, 1996, between and among Bear Stearns Mortgage Securities Inc., as Depositor, ICI Funding orporation, as Master Servicer and Seller, and Banker Trust Companyof California, N.A., as Trustee.







Item 7.  Financial Statements and Exhibits.



    (c)   Exhibits.

          28.2 August 25, 1996 - Information on Distribution to
          Certificateholders







SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                         Bear Stearns Mortgage Securities Inc.
                                     (Registrant)






Date:  September 9, 1996         By:  /S/William J. Mortgoris
                                         William J. Montgoris
                                         Treasurer and Secretary












                    BEAR STEARNS MORTGAGE SECURITIES INC.

                              FORM 8-K

                            CURRENT REPORT

                                   Exhibit Index





   Exhibit No.              Description

   (28.2)                   August 25, 1996 - Information on
                               Distribution to Certificateholders